SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) (Rule 14a-101) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant|X|
Filed by a Party other than the Registrant

Check the appropriate box:
|_| Preliminary Proxy Statement      |_| Confidential, For Use of the Commission
                                            Only (as permitted by Rule 14a-6(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       HUNGARIAN TELEPHONE AND CABLE CORP.
                (Name of Registrant as Specified In Its Charter)
    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.
         (1) Title of each class of securities to which transaction applies:
________________________________________________________________________
         (2) Aggregate number of securities to which transaction applies:
________________________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________
         (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________
         (5) Total fee paid:
________________________________________________________________________
             Fee paid previously with preliminary materials:
________________________________________________________________________
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
________________________________________________________________________
         (2) Form, Schedule or Registration No.
________________________________________________________________________
         (3) Filing party:
________________________________________________________________________
         (4) Date filed:
________________________________________________________________________

HUNGARIAN TELEPHONE                                             32 Center Street
AND CABLE CORP.                                                Darien, CT  06820







Dear Stockholder:                                                  April 9, 2001

         On behalf of the Board of Directors, we cordially invite you to attend the Annual Meeting of Stockholders of Hungarian Telephone and Cable Corp. (the "Company") to be held at 11:00 a.m. local time, on May 21, 2001 at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017.

         In addition to the election of directors and the ratification of the appointment of auditors, the holders of Common Stock of the Company will consider and vote upon a proposal at the Annual Meeting to amend the Company's 1992 Incentive Stock Option Plan.

         Your Board of Directors has unanimously concluded that each of the proposals is in the best interests of the Company and its stockholders. Accordingly, the Board recommends a vote "FOR" the election of directors, the ratification of the appointment of auditors and the amendment of the Stock Option Plan.

         The attached Proxy Statement more fully describes the matters to be voted upon at the Annual Meeting and also includes information concerning the Company. We urge you to read carefully the information contained in the Proxy Statement.

         We hope that you will be able to attend the Annual Meeting. If you cannot attend, your shares of Common Stock can be represented by completing, signing and dating the enclosed proxy, and returning it in the envelope provided (which requires no postage if mailed in the United States). You may, of course, withdraw your proxy if you attend the Annual Meeting and choose to vote in person.

                                            Sincerely,


         /s/Daryl A. Ferguson                        /s/Torben V. Holm

         Daryl A. Ferguson                           Torben V. Holm
         Chairman of the Board                       Chairman of the Board

                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                32 Center Street
                            Darien, Connecticut 06820


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Hungarian Telephone and Cable Corp., a Delaware corporation (the "Company"), will be held at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017, on May 21, 2001, at 11:00 a.m., local time, for the following purposes:

         1. To elect seven directors of the Company to serve until the 2002 Annual Meeting of Stockholders or until their successors have been duly elected and qualified

         2. To vote upon a proposal to amend the Company's 1992 Incentive Stock Option Plan, as amended, to extend the termination date of the plan as so amended from April 30, 2002 to April 30, 2003

         3. To ratify the appointment of KPMG Hungaria Kft. as auditors of the Company for the fiscal year ending December 31, 2001 and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof. The Board of Director is not aware of any other business to come before the Meeting.

         The Board of Directors has fixed April 6, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A complete list of stockholders of record entitled to vote at the Meeting will be maintained in the offices of the Company's stock transfer agent, Continental Stock Transfer & Trust Company, 2 Broadway, New York, NY 10004, for ten days prior to the Meeting.

         Whether or not you plan to attend the Meeting in person, please mark, execute, date and return the enclosed proxy promptly in the envelope provided. Should you attend the Meeting in person you may, if you wish, withdraw your proxy and vote your shares in person.

                                    By Order of the Board of Directors,

                                    /s/Peter T. Noone

                                    Peter T. Noone
                                    Secretary
Darien, Connecticut
April 9, 2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                       HUNGARIAN TELEPHONE AND CABLE CORP.

                                 PROXY STATEMENT
                        --------------------------------

                                TABLE OF CONTENTS
                                                                            Page

INTRODUCTION..................................................................1
         Voting Rights and Proxy Information..................................1
         Vote Required for Approval...........................................2
         Voting Securities....................................................2
         Stock Ownership of Certain Beneficial Owners.........................3
         Stock Ownership of Management........................................4

I.  ELECTION OF DIRECTORS.....................................................5
         General..............................................................5
         Current Directors and Nominees for Director..........................5
         Committees and Meetings of the Board of Directors....................7
         Report of the Audit Committee........................................8
         Compensation Committee Report on Executive Compensation.............10
         Standard Remuneration of Directors and Other Arrangements...........12
         Director Stock Option Plan..........................................12
         Executive Compensation..............................................13
         Employment Agreements...............................................14
         Compensation Committee Interlocks and Insider Participation.........15
         Certain Relationships and Related Transactions......................16
         Indebtedness of Management..........................................16
         Section 16(a) Beneficial Ownership Reporting Compliance.............16
         Stock Performance Graph.............................................17

II.  PROPOSAL TO AMEND THE COMPANY'S 1992 INCENTIVE
      OPTION PLAN TO EXTEND THE TERMINATION DATE.............................19
         Background of Proposed Amendment....................................19
         Description of the Stock Option Plan ...............................19
         Benefits Under Stock Option Plan....................................23
         Certain Interests of Directors and Officers.........................25

III.  RATIFICATION OF THE APPOINTMENT OF AUDITORS............................25
         Audit Fees..........................................................25
         Financial Information Systems Design and Implementation Fees........25
         All Other Fees......................................................26
         General.............................................................26

STOCKHOLDER PROPOSALS........................................................26

OTHER BUSINESS...............................................................26

EXPENSES OF SOLICITATION.....................................................27

APPENDIX A - AUDIT  COMMITTEE  CHARTER  OF  THE  AUDIT COMMITTEE OF THE BOARD OF
             DIRECTORS

APPENDIX B - FORM OF PROXY

APPENDIX C - 1992 INCENTIVE STOCK OPTION PLAN, AS AMENDED TO DATE

                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                32 Center Street
                     Darien, Connecticut 06820 April 9, 2001

                                 PROXY STATEMENT
                        --------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 21, 2001

                                  INTRODUCTION

                   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Hungarian Telephone and Cable Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company, to be held at 11:00 a.m. local time, on May 21, 2001 at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017, or at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are first being sent or given to stockholders on or about April 11, 2001.

                   At the Meeting, the stockholders of the Company are being asked to consider and vote upon: (i) the election of seven directors of the Company to serve until the 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) a proposal to amend the Company's 1992 Incentive Stock Option Plan, as amended (the "Stock Option Plan"), to extend the termination date of the plan as so amended from April 30, 2002 to April 30, 2003, and (iii) the ratification of the appointment of KPMG Hungaria Kft. as auditors of the Company for the fiscal year ending December 31, 2001.

         Voting Rights and Proxy Information

                   All shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for election of all nominees for director named below, for the approval of the proposal regarding the Stock Option Plan and for the ratification of the appointment of auditors. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment. Proxies should not be sent by the stockholder to the Company, but to Continental Stock Transfer & Trust Company, the Company's Registrar and Transfer Agent, at 2 Broadway, 19th Floor, New York, New York 10004. A pre-addressed, postage-paid envelope is provided for this purpose.

                   A proxy delivered pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy,
         (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the

         Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Peter T. Noone, Secretary, Hungarian Telephone and Cable Corp., 32 Center Street, Darien, Connecticut 06820.

         Vote Required for Approval

                   The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the Meeting. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting. Thus, abstentions and proxies returned by brokers as "non-votes" on behalf of shares held in "street name" will have no effect on the outcome of the election of directors. The affirmative vote of a majority of the shares present in person or by proxy and voted on such matter at the Meeting is required for approval of the proposal to amend the Stock Option Plan. Accordingly, abstentions will have the same effect as a vote against such matter and proxies returned by brokers as "non-votes" will not affect the outcome of such vote. Proxies submitted which contain abstentions or broker "non-votes" will be deemed present at the Meeting in determining the presence of a quorum.

                   Your Board of Directors has unanimously approved each of the proposals set forth herein. Accordingly, the Board recommends a vote FOR the election of directors, the proposal to amend the Stock Option Plan and the ratification of the appointment of auditors.

         Voting Securities

                   April 6, 2001 has been set as the record date (the "Record Date") for determining stockholders entitled to notice of, and to vote at, the Meeting. As of the close of business on the Record Date, there were outstanding 12,103,180 shares of Common Stock. Each holder thereof is entitled to one vote per share.

         Stock Ownership of Certain Beneficial Owners

                   The following table sets forth, as of April 6, 2001, certain information as to those persons who were known by management to be beneficial owners of more than 5% of the Common Stock.

                                                    Shares
                                                  Beneficially        Percent of
         Name and Address of Beneficial Owner      Owned (1)           Class (1)
         ------------------------------------    ------------       ------------

         CU CapitalCorp.                           2,605,908(2)           21.0%
         c/o Citizens Communications Company
         High Ridge Park
         Stamford, Connecticut  06905

         Danish Investment Fund for Central        1,285,714              10.6%
         and Eastern Europe
         4, Bremerholm
         DK 1069 Copenhagen K, Denmark

         Postabank Rt.                             2,428,572              20.1%
         Jozsef nador ter 1
         H-1920 Budapest, Hungary

         Tele Danmark A/S                          2,579,588              21.3%
         Larslejsstraede 5
         0900 Copenhagen C, Denmark


         (1) "Shares Beneficially Owned" includes shares held directly as well as shares which such entity may have the right to acquire within 60 days of April 6, 2001. "Percent of Class" is calculated by dividing the "Shares Beneficially Owned" by such entity by the shares of Common Stock outstanding as of April 6, 2001 plus only those shares which such entity may have the right to acquire within 60 days of April 6, 2001.
         (2) Includes 300,000 shares of Common Stock which are issuable upon the conversion by CU CapitalCorp. of its 30,000 shares of the Company's Series A Preferred Stock.

         Stock Ownership of Management

                   The following table sets forth, as of April 6, 2001, certain information as to the shares of Common Stock beneficially owned by certain executive officers, officers and employees of the Company, and as to the shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group.

                                                 Shares
                                              Beneficially           Percent of
         Name of Beneficial Owner               Owned (1)             Class (1)
         ------------------------            --------------        -------------
                           Current Officers and Employees

         Ole Bertram                          200,000(2)                1.6

         Gary Carpenter                              --                  --

         Ole Finderup                           5,000(3)                  *

         William T. McGann                     17,200(4)                  *

         Peter T. Noone                        62,600(5)                  *

         Directors and Executive Officers     278,648(6)                2.3
         as a Group (7 persons)
         ----------
         * Less than one percent
         (1) "Shares Beneficially Owned" includes shares held directly, as well as shares which such persons have the right to acquire within 60 days of April 6, 2001 and shares held by certain members of such persons' families, over which such persons may be deemed to have sole or shared voting power or investment power. "Percent of Class" is calculated by dividing the "Shares Beneficially Owned" by the individual (or group) by the shares of Common Stock outstanding as of April 6, 2001 plus only those shares which the individual (or group) has the right to acquire within 60 days of April 6, 2001.
         (2) Consists of 100,000 shares subject to options presently exercisable at $4.125 per share and 100,000 shares subject to options presently exercisable at $5.93 per share granted pursuant to Mr. Bertram's employment agreement. See "Election of Directors
              - Employment Agreements."
         (3) Consists of 5,000 shares subject to options presently exercisable at $4.86 per share. See "Election of Directors - Employment Agreements."
         (4) Includes 1,000 shares subject to options presently exercisable at $5.81 per share, 5,000 shares subject to options presently exercisable at $5.93 per share and 10,000 shares subject to options presently exercisable at $4.86 per share.
              See "Election of Directors - Employment Agreements."
         (5) Includes 15,000 shares subject to options presently exercisable at $11.69 per share, 2,500 shares subject to options presently exercisable at $8.00 per share, 15,000 shares subject to options presently exercisable at $4.625 per share, 15,000 shares subject to options presently exercisable at $5.93 per share, and 15,000 shares subject to options presently exercisable at $4.86 per share granted pursuant to Mr. Noone's employment agreement. See "Election of Directors - Employment Agreements."
         (6) Does not include shares reported to be beneficially owned by CU CapitalCorp. Leonard Tow, a director of the Company, serves as a director and executive officer of both the parent company and an affiliate of CU CapitalCorp. Daryl A. Ferguson, a director of the Company, serves as a consultant to the parent company of CU CapitalCorp. Does not include shares reported to be beneficially owned by Tele Danmark A/S. Torben V. Holm and Soren Eriksen, directors of the Company, serve as officers of Tele Danmark A/S. See "- Stock Ownership of Certain Beneficial Owners."

                            I. ELECTION OF DIRECTORS

         General

                  Pursuant to the Company's By-laws, directors are elected to serve for a one-year term or until their respective successors have been elected and qualified. Six of the nominees are incumbent directors who were elected at the last annual meeting of stockholders and one nominee is an incumbent director who was elected by the Board in December 2000 to fill a vacancy. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as described below, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

         Current Directors and Nominees for Director

                  The table below sets forth certain information, as of April 6, 2001, regarding the Company's current Board of Directors and nominees for election to the Board of Directors, including beneficial ownership of Common Stock.

                                   Position(s) Held          Director        Common Stock          Percent
         Name             Age      in the Company            Since           Beneficially Owned    Owned

         Current Directors who are Nominees for Election
    Ole Bertram...........65       Director, President and   August 1997        200,000(1)           1.6
                                   Chief Executive Officer

    Soren Eriksen.........32       Director                  December 2000        2,271(2)           *

    Daryl A. Ferguson.....62       Director                  March 1998          10,413(3)           *

    Torben V. Holm........50       Director                  March 1999           5,000(2)           *

    John B. Ryan..........70       Director                  September 1992      31,000(4)           *

    William E. Starkey....65       Director                  July 1996           25,000(5)           *

    Leonard Tow...........72       Director                  August 1997          5,000(6)           *
         -----------------

         * Less than one percent.
         (1) Consists of 100,000 shares subject to options presently exercisable at $4.125 per share and 100,000 shares subject to options presently exercisable at $5.93 per share granted pursuant to Mr. Bertram's employment agreement. See "- Employment Agreements."
         (2) Does not include shares reported to be beneficially owned by Tele Danmark A/S. See "Introduction - Stock Ownership of Certain Beneficial Owners." Messrs. Eriksen and Holm are currently officers of Tele Danmark A/S. Mr. Eriksen's shares consist of 2,271 shares subject to options exercisable within 60 days at $5.00 per share and Mr. Holm's shares consist of 5,000 shares subject to options exercisable within 60 days at $6.21 per share, both granted under the Non-Employee Director Stock Option Plan.

         (3) Includes 5,000 shares subject to options exercisable within 60 days at $6.21 per share granted under the Non-Employee Director Stock Option Plan. Does not include shares reported to be beneficially owned by CU CapitalCorp. See "Introduction - Stock Ownership of Certain Beneficial Owners." Mr. Ferguson is a consultant to Citizens Communications Company, which is the parent company of CU CapitalCorp.
         (4) Includes 10,000 shares subject to options presently exercisable at $9.44 per share, 5,000 shares subject to options presently exercisable at $6.78 per share, 5,000 shares subject to options presently exercisable at $6.00 per share, and 5,000 shares subject to options exercisable within 60 days at $6.21 per share granted under the Non-Employee Director Stock Option Plan. Also includes 5,000 shares subject to options, presently exercisable at $9.44 per share, granted under the 1992 Incentive Stock Option Plan, as amended.
         (5) Consists of 10,000 shares subject to options presently exercisable at $9.44 per share, 5,000 shares subject to options presently exercisable at $6.78 per share, 5,000 shares subject to options presently exercisable at $6.00 per share, and 5,000 shares subject to options exercisable within 60 days at $6.21 per share granted under the Non-Employee Director Stock Option Plan.
         (6) Consists of 5,000 shares subject to options exercisable within 60 days at $6.21 per share granted under the Non-Employee Director Stock Option Plan. Does not include shares reported to be beneficially owned by CU CapitalCorp. See "Introduction - Stock Ownership of Certain Beneficial Owners." Mr. Tow is currently an executive officer and director of Citizens Communications Company, which is the parent company of CU CapitalCorp.

                  Ole Bertram. Mr. Bertram was appointed as the Company's President and Chief Executive Officer effective January 1, 1999. Prior to joining the Company, Mr. Bertram was the Senior Vice President of Tele Danmark International since June 1997. Prior to that, Mr. Bertram was Technical Director of Tele Danmark International from May 1995 to June 1997, and Technical Director and Vice President of the Copenhagen Telephone Company from 1988 to May 1995.

                  Soren Eriksen. Since 2000, Mr. Eriksen has been the Chief Financial Officer of Tele Danmark Communication Solutions A/S, an affiliate of Tele Danmark. Prior to that, he was Vice President, Financial Services for Tele Danmark from 1999 to 2000. From 1996 to 1999, Mr. Eriksen was a Financial Director of Tele Danmark. From 1993 to 1996, he was a Business Analyst at Tele Danmark Holding A/S, an affiliate of Tele Danmark. Pursuant to an agreement with Tele Danmark, the Company is required, under certain conditions, to nominate for election to the Board one person designated by Tele Danmark. See "Introduction - Stock Ownership of Certain Beneficial Owners."

                  Daryl A. Ferguson. Mr. Ferguson has been associated with Citizens Communications Company ("Citizens") since 1989 where he was President and Chief Operating Officer from 1990 to 1999. Mr. Ferguson retired as an executive officer of Citizens in 1999 and now serves as a consultant to Citizens. Pursuant to an agreement with Citizens, the Company is required, under certain conditions, to nominate for election to the Board one person designated by Citizens. See "Introduction - Stock Ownership of Certain Beneficial Owners."

                  Torben V. Holm. Mr. Holm is the head of Tele Danmark's Mergers and Acquisitions department. From 1994 to 2000 Mr. Holm was a Senior Vice President of Tele Danmark International. Mr. Holm is a member of the boards of several communications companies in which Tele Danmark holds investments. Pursuant to an agreement with Tele Danmark, the Company is required, under certain conditions, to nominate for election to the Board one person designated by Tele Danmark. See "Introduction - Stock Ownership of Certain Beneficial Owners."

                  John B. Ryan.  Mr. Ryan  has been a financial consultant since
         1988. From 1984 through 1987 he was a Senior Vice President and member of the Executive Committee of Josephthal & Co., Inc., a member of the New York Stock Exchange. From 1967 to 1984, he was a General Partner, Director of Compliance and a member of the Executive Committee of Herzfeld & Stern, a member of the New York Stock Exchange. He is a member of the Arbitration Panel of the New York Stock Exchange, the National Association of Securities Dealers and the American Arbitration Association.

                  William E. Starkey. Mr. Starkey is currently a consultant. He was with GTE Corporation from 1964 to 1993, when he retired as a Senior Executive. While at GTE, he held various posts involving operations, marketing and customer service, regulatory, human resources, information systems, management and planning. He was the Chairman of the Tampa Chamber of Commerce in 1990 and the Chairman of Enterprise Corporation from 1994 to 1996 (a private non-profit organization, with over 60 employees providing management, technical and financial assistance to small- and medium-sized companies).

                  Leonard Tow. Mr. Tow has been the Chairman and Chief Executive Officer of Citizens Communications Company since 1990, where he served as Chief Financial Officer from 1991 to 1997. He was Chief Executive Officer and a Director of Century Communications Corp., a cable television company, since its organization in 1973 to October 1999, and Chairman of the Board from 1989 to October 1999 and was Chief Financial Officer from 1973 to 1996. He is Chairman of the Board of Electric Lightwave, Inc. and a Director of the United States Telephone Association. Pursuant to an agreement with Citizens, the Company is required, under certain conditions, to nominate for election to the Board one person designated by Citizens. See "Introduction - Stock Ownership of Certain Beneficial Owners."

         Committees and Meetings of the Board of Directors

                  During the Company's fiscal year ended December 31, 2000, the Board of Directors held five meetings. Each of the incumbent directors attended at least 75% of the aggregate of the meetings of the Board of Directors that were held during the 2000 fiscal year and the meetings of each committee on which he served that were held during the 2000 fiscal year while he was serving as a member of such committee.

                  The Company has standing Compensation-Stock Option, Audit and Executive Committees. The full Board of Directors acts as a nominating committee for the annual selection of its nominees for election of directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited such nominations. Such recommendations about potential nominees, together with appropriate biographical information, should be submitted to the Secretary of the Company at least 120 days prior to the annual meeting, which is customarily held in the 3rd or 4th week of May each year.

                  The Executive Committee consists of Ole Bertram, Daryl A. Ferguson and Torben V. Holm. The committee was formed on May 25, 2000. Its duties include providing strategic policy and operational oversight for the Company. During 2000, the Executive Committee held two meetings.

                  Since 1998 the Compensation - Stock Option Committee (the "Compensation Committee") consisted of Daryl A. Ferguson, John B. Ryan and William E. Starkey. Leonard Tow replaced Mr. Ferguson on the Compensation Committee on May 25, 2000. The function of the Compensation Committee is to administer the 1992 Incentive Stock Option Plan, as amended, and the Director Stock Option Plan, and negotiate the compensation of executive officers. The Compensation Committee held three meetings during the fiscal year ended December 31, 2000.

                  From May 25, 1999 to May 25, 2000, the Audit Committee consisted of Daryl A. Ferguson, Torben V. Holm, and John B. Ryan. Effective May 25, 2000, the Audit Committee was reconstituted to consist of Torben A. Lange, John B. Ryan and William E. Starkey. Soren Eriksen replaced Mr. Lange on the Board of Directors and the Audit Committee in December 2000. The Company deems the Audit Committee members as "independent" pursuant to Section 121(a) of the American Stock Exchange's listing standards. This committee has the duties of recommending to the Board of Directors the appointment of independent auditors, reviewing their charges for services, reviewing the scope and results of the audits performed, reviewing the adequacy and operation of the Company's internal auditing, and performing such other duties or functions with respect to the Company's accounting, financial and operating controls as deemed appropriate by it or the Board of Directors. During 2000, the Audit Committee adopted a written charter. During the fiscal year ended December 31, 2000 the Audit Committee held three meetings. See "- Report of the Audit Committee."

         Report of the Audit Committee

                  The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

                  During the fiscal year ending December 31, 2000, the Audit Committee of the Board of Directors developed and approved a charter for the Committee, which was approved and ratified by the full Board of Directors on March 23, 2001. The complete text of the new charter, which reflects standards set forth in new SEC regulations and American Stock Exchange rules, is reproduced in Appendix A to this proxy statement.

                  As set forth in more detail in the charter, the Audit Committee's responsibilities include the following areas:

                  o the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;

                  o   the   independence  and   performance  of  the   Company's
                      independent auditors; and

                  o   the   Company's  compliance  with   legal  and  regulatory
                      requirements.

                  The Company has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met three times during fiscal 2000.

                  We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent auditors and with appropriate Company financial personnel.

                  We regularly meet with the independent auditors who have unrestricted access to the Audit Committee.

                  We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management.

                  The Directors who serve on the Audit Committee are all "Independent" for purposes of the American Stock Exchange listing standards. That is, the Board of Directors has determined that none of us has a relationship to Hungarian Telephone and Cable Corp. that may interfere with our independence from Hungarian Telephone and Cable Corp. and its management.

                  Management  has  primary   responsibility  for  the  Company's
         financial statements and the overall reporting process, including the Company's system of internal controls.

                  The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

                  We reviewed the Company's audited financial statements and met with both management and KPMG Hungaria Kft., the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

                  We have received from and discussed with KPMG Hungaria Kft. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. We also discussed with KPMG Hungaria Kft. any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

                  Finally, the Audit Committee continued to monitor the scope and adequacy of the Company's accounting staff, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

                  On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee
                                  Soren Eriksen
                                  John B. Ryan, Chairman
                                  William E. Starkey

         Compensation Committee Report on Executive Compensation

                  The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

                  Since 1998 the Compensation - Stock Option Committee consisted of Daryl A. Ferguson, John B. Ryan and William E. Starkey. Leonard Tow replaced Mr. Ferguson on the Committee on May 25, 2000. The function of this committee is to administer the 1992 Incentive Stock Option Plan, as amended, and the Director Stock Option Plan, and advise the Board regarding the compensation of officers. The Compensation-Stock Option Committee held three meetings during the fiscal year ended December 31, 2000.

             Executive Officer Compensation Policy

                  General. The Company's compensation policy is designed to motivate, reward and retain the managerial and technical talent needed to achieve the Company's business objectives. This policy provides for incentives to achieve short- and long-term objectives and rewards exceptional performance and accomplishments that contribute to the Company's business. Compensation arrangements for the Company's executive officers have been designed to align such compensation with the achievement of the Company's business objectives and growth strategy. The Company has traditionally sought to achieve such alignment through employment contracts providing for fixed-base salaries, cash bonuses and the grant of stock options.

                  Employment Contracts. The Company has traditionally entered into an employment agreement with an executive officer effective with the individual's appointment to an executive position. Employment agreements for executive officers, including the Chief Executive Officer, have been for terms from two to four years, and provide for fixed annual salaries over their terms. Base salaries are initially established through negotiations with the executive officer during the hiring process. The Company has also granted options to its executive officers in order to align the interests of such executives with those of the shareholders of the Company generally.

                  Chief Executive Officer's Compensation. The Compensation Committee negotiated a revised three-year employment agreement with the Company's Chief Executive Officer, Ole Bertram. The Compensation Committee provided Mr. Bertram with a base salary based on comparable industry standards and a grant of options also based on comparable industry standards. The options are intended to provide Mr. Bertram with incentive to increase the Company's market value. The employment agreement with Mr. Bertram also provides for a potential cash bonus tied to certain Company objectives established by the Compensation Committee. For the Company's performance in 1999, the Company rewarded Mr. Bertram a cash bonus of $90,000 in 2000, which was based on the achievement of Company objectives relating to the capital restructuring, revenues, operating income, line connections, and capital expenditures. For the Company's performance in 2000, the Company awarded Mr. Bertram a bonus of $78,300 in February 2001, which was based on the achievement of Company objectives relating to revenues, operating income, line connections, capital expenditures and debt refinancing. The Company's current objectives for Mr. Bertram are tied to its revenue growth, customer growth, business development, organizational restructuring and its operating income.

                  For a description of certain provisions of the Company's employment contracts with its executive officers, see "- Employment Agreements."

                  In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended, the effect of which is to eliminate the deductibility of compensation of over $1 million, with certain exceptions, paid to each of certain highly compensated executive officers of publicly held corporations, such as the Company. Section 162(m) applies to all remuneration (both cash and non-cash) that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. Because the compensation of the Company's current officers is well below the $1 million threshold, the Company has not yet considered its policy regarding this provision.

               Members of the Compensation-Stock Option Committee
                                  John B. Ryan
                                  William E. Starkey, Chairman
                                  Leonard Tow

         Standard Remuneration of Directors and Other Arrangements

                  For the 2000 to 2001 Board term, the Board adopted a compensation structure for its non-employee directors pursuant to which the Co-Chairmen (Messrs. Ferguson and Holm) are to be compensated with a fixed quarterly fee of $3,000, a per meeting fee of $1,100 and $550 for meetings held via telephonic conference call. The other directors will be compensated with a fixed quarterly fee of $2,500, a per meeting fee of $800 and $400 for meetings held via telephonic conference call. For committee meetings, the directors are paid $500 ($800 for the Chairman) for attendance at meetings and $250 ($400 for the Chairman) for meetings held via telephonic conference call. The Company also reimburses the directors for out-of-pocket expenses.

         Director Stock Option Plan

                  The Board adopted the Hungarian Telephone and Cable Corp. Non-Employee Director Stock Option Plan (the "Director Stock Option Plan") to award options to the Company's directors who are not officers or employees of the Company.

                  The Director  Stock  Option Plan has 250,000  shares of Common
         Stock available for issuance pursuant to options to the eligible directors. The Compensation Committee administers the Director Stock Option Plan. The options will have ten-year terms and may not be transferred except for limited estate planning purposes and by will or the laws of descent and distribution.

                  As of the date each year that any non-employee director is elected or re-elected to serve as a director by the stockholders of the Company at the Annual Meeting of Stockholders of the Company, each non-employee director is automatically granted an option to purchase 5,000 shares of Common Stock with an exercise price per share equal to the fair market value of a share of Common Stock on the date of such grant. Each automatic grant of any such options vests in the optionee, and thus become exercisable, at the earlier of (x) the date of the next Annual Meeting of Stockholders of the Company, or (y) one year from the date of such annual grant. On May 25, 2000, the Company granted each of Messrs. Ferguson, Holm, Ryan, Starkey and Tow options to purchase 5,000 shares of Common Stock, which options vest on May 21, 2001. The Company also granted Mr. Eriksen an option on December 7, 2000 (the date of his election to the Board) to purchase 2,271 shares of Common Stock (a pro-rata portion of 5,000), which options vest on May 21, 2001.

         Executive Compensation

                  The following table sets forth certain information, for each of the Company's last three fiscal years, with respect to compensation awarded to the Company's Chief Executive Officer and each of certain current officers or employees of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2000 (collectively, the "Named Executives").

          SUMMARY COMPENSATION TABLE                                                          Long-Term
                                                   Annual Compensation                        Compensation

                                                                       Other Annual  Securities   All Other
            Name and Principal                 Salary                  Compensation  Underlying   Compen-
                 Position             Year     $)(1)      Bonus ($)      ($)(2)      Options (#)  sation ($)(3)

     Ole Bertram                      2000     234,954     90,000         36,000     100,000        30,000
     President and Chief              1999     203,696         --         36,000     100,000        30,000
     Executive Officer                1998          --         --             --          --            --

     Peter T. Noone                   2000     150,000     24,675             --      15,000            --
     General Counsel and Secretary    1999     123,375     24,675             --      15,000            --
                                      1998     123,375      4,167             --       2,500            --

     Gary Carpenter                   2000     160,490      5,000         39,250          --            --
     Managing Director                1999      87,925      3,000        108,894          --            --
                                      1998      90,000     30,000        130,283          --            --

     Ole Finderup                     2000     136,057      8,000             --          --        40,000
     Technical Director               1999      46,667         --             --          --        13,333
                                      1998          --         --             --          --            --

     William T. McGann                2000      94,286     48,000         36,000       5,000        33,387
     Controller and Treasurer         1999      89,292      6,000         57,645          --        15,000
                                      1998      30,513         --         35,881       1,000            --

         (1) Consists of salaries paid pursuant to employment agreements. See "- Employment Agreements."
         (2) The amounts reported for Mr. Bertram's 1999 and 2000 "Other Annual Compensation" consist of an annual housing allowance in the amount of $36,000. The amounts reported for Mr. Carpenter's "Other Annual Compensation" include: housing and vacation allowances of $39,250 for 2000; housing and vacation allowances of $36,420 and the reimbursement of certain Hungarian taxes in the amount of $72,474 for 1999; housing and vacation allowances of $39,000 and the reimbursement of certain Hungarian taxes in the amount of $91,283 for 1998. The amounts reported for Mr. McGann's "Other Annual Compensation" include: an annual housing allowance of $36,000 for 2000; an annual housing allowance of $29,196 and the reimbursement of certain Hungarian taxes in the amount of $28,449 for 1999; and an annual housing allowance of $17,993 and the reimbursement of certain Hungarian taxes in the amount of $17,888 for 1998.
         (3) All amounts reported consist of Company contributions to certain vested pension plans on behalf of such employees.

                  The following table sets forth certain information with respect to options granted to the Named Executives during the fiscal year ended December 31, 2000

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                Potential Realizable Value at
                                                                                                Assumed Annual Rates of Stock
                                Individual Grants                                               Price Appreciation for Option Term

                               Number of          Percent of Total
                               Securities         Options Granted
                               Underlying         to Employees in     Exercise      Expiration
                Name           Options Granted    Fiscal Year         Price($)      Date         5% ($)    10% ($)
         -------------------   ---------------    -----------------   ---------     -------   ----------   --------
         Ole Bertram              100,000         83.3                5.93        1/2/05        164,000    362,000

         William T. McGann          5,000          4.2                5.93        1/2/05          8,200     18,100

         Peter T. Noone            15,000         12.5                5.93        1/2/05         24,600     54,300

                  The following table summarizes the exercise of stock options during fiscal 2000 by the Named Executives and provides information as to the unexercised stock options held by them at the end of the fiscal year.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                               Number of Securities          Value of Unexercised
                                                               Underlying Unexercised        In-the-Money Options
                           Shares Acquired                     Options at Fiscal Year End    at Fiscal Year End
               Name        on Exercise      Value Realized     Exercisable/Unexercisable     Exercisable/Unexercisable

         Ole Bertram                --               --             200,000/--                   162,500/--

         William T. McGann          --               --               6,000/--                        --/--

         Peter T. Noone             --               --              47,500/--                    16,875/--


         Employment Agreements

                  Ole Bertram - Mr. Bertram's amended and restated employment agreement provides for a three-year term beginning on January 1, 1999 with a current annual salary of $220,000, an annual $30,000 Company contribution to a retirement account and a $3,000 per month housing allowance. The agreement also provides for a potential target cash bonus of $90,000 and an annual award of five-year options to purchase 100,000 shares of Common Stock. The cash bonus is tied to certain corporate objectives set by the Compensation Committee. The options vest every six months in 50,000 share increments. The employment agreement for Mr. Bertram provides that if his employment is terminated by the Company other than for cause, or if he suffers a demotion other than for cause or if there is a change in control of the Company, Mr. Bertram has the right to terminate the agreement. In the event of any such termination, Mr. Bertram would be entitled to receive (i) six months' salary, (ii) payment of any accrued entitlement to salary, expenses and allowances, and (iii) the immediate vesting and release of any unvested options.

                  Gary Carpenter - Mr. Carpenter's employment agreement provides for a two-year term with a current annual base salary of $174,000 and an annual housing allowance of $36,000. Mr. Carpenter is eligible to receive an annual bonus. If Mr. Carpenter's employment is terminated by the Company without cause or if Mr. Carpenter terminates the agreement because he suffers a demotion without cause, Mr. Carpenter is entitled to receive the lesser of three months' salary and allowances or the remaining unpaid salary and allowances under his employment agreement. If Mr. Carpenter terminates his employment agreement due to a change in control of the Company, he is entitled to receive the equivalent of five months' salary and allowances.

                  Ole Finderup - Mr. Finderup's employment agreement provides for a two-year term with a current annual salary of $140,000 and an annual Company contribution of $40,000 to a vested pension plan. If Mr. Finderup's employment is terminated by the Company without cause or if Mr. Finderup terminates his employment agreement due to a change in control of the Company or because he suffers a demotion without cause, then Mr. Finderup is entitled to receive the lesser of five months' salary or the remaining unpaid salary under his employment agreement.

                  William T. McGann - Mr. McGann's employment agreement provides for a three-year term with a current annual salary of $98,226, an annual Company contribution of $36,774 to a vested pension plan and an annual housing allowance of $36,000. If Mr. McGann's employment is terminated by the Company without cause or if Mr. McGann terminates his employment agreement because he suffers a demotion without cause, then Mr. McGann is entitled to receive the lesser of six months' salary and allowances or the remaining unpaid salary and allowances under his employment agreement. If Mr. McGann terminates his employment agreement due to a change in control of the Company, he is entitled to receive the equivalent of six months' salary and allowances.

                  Peter T. Noone - Mr. Noone's employment agreement provides for a two-year term with a current annual base salary of $150,000. The agreement also provides for a potential bonus and an annual award of five-year options to purchase 15,000 shares of Common Stock. If Mr. Noone's employment is terminated by the Company without cause of if Mr. Noone terminates the agreement due to a change in control of the Company or because he suffers a demotion without cause, then Mr. Noone would be entitled to receive (i) six months salary and allowances, (ii) all restricted shares, whether vested or unvested as of the date of termination, (iii) payment of any accrued entitlement to salary, expenses and allowances, and (iv) the immediate vesting and release of any unvested options.

         Compensation Committee Interlocks and Insider Participation

                  Since 1998 the Compensation Committee consisted of Daryl A. Ferguson, John B. Ryan and William E. Starkey. Leonard Tow replaced Mr. Ferguson on the Compensation Committee on May 25, 2000. The function of this committee is to administer the 1992 Incentive Stock Option
         Plan, as amended, and the Director Stock Option Plan, and advise the Board regarding the compensation of officers. The Compensation Committee held three meetings during the fiscal year ended December 31, 2000. No current or former members of the committee during such period were officers of the Company or any of its subsidiaries. Mr. Ferguson, a member of the Compensation Committee through May 2000 retired as an executive officer of Citizens in 1999. Mr. Tow is the Chairman of the Board and an executive officer of Citizens. See "Introduction - Stock Ownership of Certain Beneficial Owners."

         Certain Relationships and Related Transactions

                  In October 1996, the Company entered into a $170 million 10-year credit facility with Postabank Rt. (the "Postabank Credit Facility"). In May 1999, as part of a series of agreements with Citizens, Tele Danmark, Postabank, and the Danish Investment Fund for Central and Eastern Europe to revise the Company's capital structure, the Company and Postabank entered into a $138 million Dual Currency Bridge Loan Agreement (the "Postabank Bridge Loan"). The Company also
         (i) issued 2,428,572 shares of Common Stock to Postabank for $34 million and (ii) issued to Postabank subordinated notes in the amount of $25 million and warrants to purchase 2,500,000 shares of Common Stock at an exercise price of $10 per share beginning on January 1, 2004. The Company also granted Postabank the right to have one person designated by Postabank to be nominated for election to the Company's Board of Directors. Postabank has not yet exercised this right.

                  As a result of such agreements to revise the Company's capital structure, the Company paid off the outstanding balance on the Postabank Credit Facility. In April 2000, the Company entered into a new EUR 130 million syndicated senior secured credit facility with a maturity date of December 31, 2007 which proceeds were used to pay off the Postabank Bridge Loan. The syndicated senior secured credit facility was arranged by Citibank, N.A. and Wesdeutsche Landesbank. Postabank was one of the original lenders under such facility, with a commitment in the amount of EUR 20 million.

         Indebtedness of Management

                  No director, designated executive officer or nominee for election as a director of the Company has been indebted to the Company or any of its subsidiaries at any time during the last fiscal year in an amount in excess of $60,000.

         Section 16(a) Beneficial Ownership Reporting Compliance

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, officers and beneficial owners of over 10% of the Common Stock to file reports of holdings and transactions in the Common Stock. Based upon a review of the Forms 3, 4 and 5 required to be filed by such directors, officers and beneficial owners pursuant to Section 16(a) for the Company's fiscal year ended December 31, 2000, the Company has identified five untimely filed reports. Soren Eriksen filed his Form 3 one month late. Daryl A.
         Ferguson filed two Form 4 reports late with respect to three separate stock purchases covering, in the aggregate, 2,080 shares purchased. Mr. Holm filed his Form 5 late with respect to the grant of an option to purchase 5,000 shares of Common Stock. Mr. Eriksen filed his Form 5 late with respect to the grant of an option to purchase 2,271 shares of Common Stock.

         Stock Performance Graph

                  The line graph on the following page compares the cumulative total stockholder return of the Company's Common Stock to the cumulative total return of (i) the American Stock Exchange Market Index and (ii) a telecommunications industry index, for the period commencing January 1, 1996 through December 31, 2000. The Common Stock was first listed for quotation on the Nasdaq Small-Cap Market on December 28, 1992 and was quoted on the Nasdaq National Market from December 8, 1994 through December 19, 1995. On December 20, 1995, the Common Stock began trading on the American Stock Exchange. The graph assumes that $100 was invested on January 1, 1996, with any dividends reinvested on the date paid.

                  COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      AMONG THE COMPANY, AMEX MARKET INDEX
                      AND TELECOMMUNICATIONS INDUSTRY INDEX







                                   [CHART]













                                1995        1996       1997       1998       1999       2000
                                ----        ----       ----       ----       ----       ----

  Hungarian Telephone and    $100.00       88.24      90.00      30.59      68.24      54.12
  Cable Corp.

  Telecommunications          100.00       98.68     127.92     194.74     296.70     161.65
  Industry Index

  Amex Market Index           100.00      105.52     126.97     125.25     156.15     154.23


         II. PROPOSAL TO AMEND THE COMPANY'S 1992 INCENTIVE STOCK OPTION PLAN, TO EXTEND THE TERMINATION DATE OF THE PLAN FROM APRIL 30, 2002 TO APRIL 30, 2003

         Background of Proposed Amendment

                  The Board of Directors recommends that shareholders approve an amendment to the Company's 1992 Incentive Stock Option Plan, as amended (the "Stock Option Plan") to extend the termination date of the plan as so amended from April 30, 2002 to April 30, 2002.

                  The Stock Option Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability, and to align the interests of employees with those of the shareholders through increased employee ownership of the Company. In order to continue to provide the appropriate equity incentives to employees in the future, the Board of Directors has unanimously approved an amendment to the Stock Option Plan to extend its term for one year. The amendment must be approved by a vote of the holders of a majority of the shares present in person, or represented by proxy, and voted on this item at the annual meeting. In the event shareholders approval is not obtained, the Company will not extend the plan's term, but awards may continue to be made under the terms of the plan as currently in effect.

                  The purpose of the plan is to provide long-term incentives and rewards to employees of the Company and its affiliates, to assist the Company in attracting and retaining individuals with experience and/or ability on a basis competitive with industry practices and to associate the interest of these individuals with those of the Company's shareholders. As discussed below, the plan is intended to satisfy specific requirements for performance-based compensation under section 162(m) of the Internal Revenue Code. The following is a summary of the principal features of the plan.

         Description of the Stock Option Plan

                  The following description of the Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Option Plan, which may be obtained by any stockholder of the Company by contacting Hungarian Telephone and Cable Corp., Attn: Peter T. Noone, Secretary, 32 Center Street, Darien, CT 06820.

                  Purpose. The purpose of the Stock Option Plan is to provide an incentive to employees of the Company (including directors and officers of the Company), to encourage proprietary interest in the Company, to encourage employees to remain in the employ of the Company and to attract to the Company individuals of experience and ability to serve as employees, directors and consultants.

                  Shares Subject to the Stock Option Plan. The maximum number of shares of Common Stock as to which options may be granted under the Stock Option Plan (subject to adjustment as described below) presently is 1,250,000 shares. Any shares subject to an option which for any reason expires or terminates unexercised may again be the subject of another option granted under the Stock Option Plan. As of the Record Date, options with respect to 983,490 shares of Common Stock have been granted and are either outstanding or have been exercised under the Stock Option Plan.

                  Administration. The Stock Option Plan presently is administered by the Compensation Committee of the Board of Directors. The Compensation Committee shall from time to time, at its discretion, make determinations with respect to individuals who shall be granted options (Incentive Stock Options or Non-Qualified Stock Options, which may be referred to collectively as "Options"), the number of shares subject to Options and the designations of such Options as Incentive Stock Options (an option described in Section 422(b) of the Internal Revenue Code of 1986, as amended, and also known as a "Qualified Option") or Non-Statutory Stock Options (an option not described in
         Section 422(b) or 423(b) of the Internal Revenue Code of 1986, as amended, and also known as a "Non-Qualified Option"). Notwithstanding such designations, to the extent that the aggregate fair market value of the shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options. The Compensation Committee determines vesting requirements and other conditions of such awards, interprets the Stock Option Plan, and makes all other decisions relating to the operation of the Stock Option Plan.

                  Eligibility. All key employees (including directors who are employees), or directors who are not employees, and consultants (who are neither employees nor directors) (individually, an "Optionee", and together, the "Optionees") of the Company or any of its subsidiaries who perform services of special importance to the management, operation and development of the business of the Company as the Compensation Committee may select presently are eligible to receive Options under the Stock Option Plan. As of the April 6, 2001, there were approximately 650 persons in total eligible to participate in the Stock Option Plan including directors (7), executive officers (1) and officers (10).

                  Option Contracts. Each grant of an Option is evidenced by a written contract between the Company and the Optionee receiving the grant, containing terms and conditions not inconsistent with the Stock Option Plan. Each Optionee shall agree to remain in the employ of, and to render to, the Company his or her services for a period of one (1) year from the date of the granting of any Option, but such agreement shall not impose upon the Company any obligation to retain the Optionee for any period of time.

                  Terms and Conditions of Options. Options may be granted for terms determined by the Committee; provided, however, that no Option shall be exercisable after the expiration of 10 years from the date of grant; and provided further that the exercise period for an Incentive Stock Option may not exceed 5 years if the option holder owns (or is deemed to own) stock possessing more than 10% of the voting power of the Company. In the case of an Incentive Stock Option, the per share exercise price shall be no less than 100% of the fair market value per share on the date of grant, except that, if granted to an employee who, at the time of the grant of such Incentive Stock Option, owns (or is deemed to own) stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant. In the case of a Non-Qualified Option, the per share exercise price may be less than, equal to, or greater than the fair market value per share on the date of grant, as determined by the Compensation Committee.

                  The consideration to be paid for shares to be issued upon exercise of an Option shall be United States dollars; provided, however, that, with the consent of the Compensation Committee, the purchase price may be paid by the surrender of shares of Common Stock in good form for transfer owned by the person exercising the Option and having a fair market value on the date of exercise equal to the purchase price or in any combination of cash and shares, so long as the total of the cash so paid and the fair market value of the shares surrendered equals the purchase price. No shares shall be issued pursuant to the exercise of an option until full payment therefor has been made.

                  Options may not be transferred except for limited estate planning purposes and by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by him or his legal representatives or permitted transferee. With respect to an Option granted to an employee, if the employment of such employee is terminated for any reason other than death or a permanent and total disability, the Option may be exercised, to the extent exercisable by the holder at the time of termination of employment, within three months following termination in the case of a Qualified Option and eighteen months following termination in the case of a Non-Qualified Option (twelve months if termination was due to disability in the case of a Qualified Option). In the case of death of the Optionee while employed or following the termination of employment, his executor or administrator of his estate or permitted transferee may exercise the Option, to the extent exercisable on the date of death.

                  Adjustment  in  Event  of  Capital  Changes.  Subject  to  any
         required action by the Company's stockholders, the number of shares covered by the Stock Option Plan, the number of shares covered by each outstanding Option, and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of the Common Stock, stock split, or the payment of a stock dividend.

                  Subject to any required action by the Company's stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of shares subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, each Optionee shall in such event, if a period of one year from the date of the grant of the Option shall have elapsed, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise the Option in whole or in part, subject to limitations on exercise under the Stock Option Plan.

                  In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Stock Option Plan.

                  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive.

                  Duration and Amendments of the Stock Option Plan.  Options may
         be granted pursuant to the Stock Option Plan until the termination of the Stock Option Plan on April 30, 2002. The Board of Directors may at any time, subject to applicable law, suspend, terminate or amend the Stock Option Plan in any respect; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) increase the number of shares available for the grant of Options (except the anti-dilution adjustments described above), (b) materially increase benefits accruing to participants under the Stock Option Plan or (c) change the eligibility requirements for participating in the Stock Option Plan.

                  Federal Income Tax Treatment. The following is a general summary of the federal income tax consequences under current tax law of Incentive Stock Options and Non-Qualified Options. It does not purport to cover all of the special rules, including the exercise of an option with previously acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

                  An Optionee will not generally recognize taxable income for federal income tax purposes upon the grant of an Incentive Stock Option or a Non-Qualified Option and the Company obtains no deduction from the grant of such Options.

                  In the case of an Incentive Stock Option, no taxable income is recognized upon exercise of the Incentive Stock Option and the Company will not be entitled to a tax deduction by reason of such exercise; provided that, the holder is still employed by the Company (or terminated employment no longer than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon the death or disability of the Optionee. If the Optionee disposes of the shares acquired pursuant to the exercise of an Incentive Stock Option more than two years after the date of grant and more than one year after the exercise, the Optionee will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares and the Company will not be entitled to a deduction. Generally, upon a sale or disposition of the shares prior to the foregoing holding requirements (referred to as a "disqualifying disposition"), the Optionee will recognize ordinary compensation income, and the Company will receive a corresponding deduction, equal to the lesser of (i) the excess of the fair market value of the shares on the date of transfer to the Optionee over the exercise price, or (ii) the excess of the amount realized on the disposition over the exercise price. Any remaining gain or loss on the disposition will generally be taxed as a capital gain or loss.

                  Upon the exercise of a Non-Qualified Option, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will generally be taxed to the Optionee as ordinary compensation income. The Company will generally be entitled to a deduction in the same amount provided that it satisfies certain requirements relating to the terms of the Option and makes all required wage withholdings on the compensation element attributable to the exercise. In general, the Optionee's tax basis in the shares acquired by exercising a Non-Qualified Option is equal to the fair market value of such shares on the date of exercise. The holding period for the shares for capital gains purposes will commence on the day the option is exercised. Upon a subsequent sale of any such shares in a taxable transaction, the Optionee will generally realize capital gain or loss in an amount equal to the difference between his or her basis in the shares and the sale price.

                  In addition to the federal income tax consequences described above, an Optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the Optionee's regular tax. For this purpose, upon the exercise of an Incentive Stock Option, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the Optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum purposes. If an

         Optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option adjustment) is allowed as a credit against the Optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

                  To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Stock Option Plan will make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company will not be required to make such payment or distribution until such obligations are satisfied.

         Benefits Under Stock Option Plan

                  The benefits to be awarded to and received by the employees, directors and consultants of the Company under the Stock Option Plan, as proposed to be amended, in the future are not presently determinable with certainty. The Company does have certain contractual obligations which may require the granting of options in the future. See "Election of Directors - Employment Agreements."

                  There would have been no additional benefits received by the employees, directors and consultants of the Company for the last completed fiscal year if the Stock Option Plan, as proposed to be amended, had been in effect. During the fiscal year ended December 31, 2000, stock options were granted to the Company's "named executives" as set forth in the table captioned "Option Grants in Last Fiscal Year" above, which constituted the only options granted under the Stock Option Plan for the fiscal year ended December 31, 2000.

                  The table below sets forth the number of shares subject to options granted under the Stock Option Plan from the inception of the Stock Option Plan through April 6, 2001 to: (i) the Named Executives;
         (ii) each nominee for election as a director; (iii) all current executive officers as a group; (iv) all current directors who are not executive officers as a group; (v) all employees and consultants who are not executive officers, as a group; and (vi) each person who received 5% of such options.

                                                                              Number of Shares
         Name                 Title                                           Subject to Options

         Ole Bertram          President and Chief Executive Officer and
                              Director                                           300,000

         Francis Busacca      Former Deputy Chief Executive Officer               59,990

         Frank R. Cohen       Former Director, Secretary, Treasurer and
                              Chief Financial Officer                             36,000(1)

         Ole Finderup         Technical Director                                   5,000

         Robert Genova        Former Chairman of the Board, President and
                              Chief Executive Officer                             96,500(2)

                                                        (continued on next page)


                                                                                Number of Shares
         Name                   Title                                           Subject to Options
         ----                   -----                                           ------------------
         (continued)

         Peter E. Klenner       Former Director and Former President, Chief
                                Executive Office and Chief Financial Officer        97,500(3)

         William McGann         Controller and Treasurer                            16,000

         James G. Morrison      Former President and Chief Executive Officer
                                and Director                                        82,500

         Andrew E. Nicholson    Senior Vice President - Business Development        65,000(4)

         Peter T. Noone         General Counsel                                     62,500

         Donald K. Roberton     Former Vice Chairman and Director                  200,000

         John B. Ryan           Director                                            15,000(5)

         Current executive officers as a group (1 person)                          300,000

         Current directors who are not executive officers as a group (6 persons     15,000(6)

         Employees and consultants who are not executive officers
         as a group (3 persons)                                                     83,500
         ---------

         (1) Mr. Cohen exercised an option to purchase 5,000 shares of Common Stock. Mr. Cohen's option to purchase 31,000 shares of Common Stock expired unexercised.
         (2) Mr. Genova exercised an option to purchase 50,000 shares of Common Stock. Mr. Genova's option to purchase 46,500 shares of Common Stock expired unexercised.
         (3)  Mr. Klenner exercised all of his options.
         (4) Mr. Nicholson exercised options to purchase 30,600 shares of Common Stock.
         (5) Mr. Ryan exercised an option to purchase 5,000 shares of Common Stock. Mr. Ryan's option to purchase 5,000 shares of Common Stock expired unexercised.
         (6) An option to purchase 5,000 shares of Common Stock was exercised. An option to purchase 5,000 shares of Common Stock expired unexercised.

                  All shares currently subject to Options, as well as any additional shares that may become subject to future Options, under the Stock Option Plan are comprised of authorized but unissued shares of Common Stock. Accordingly, the exercise of any such Options and the issuance of shares pursuant thereto will have the effect of diluting the interests of existing stockholders to the extent of such issuance.

                  On April 6, 2001, the closing price for the Common Stock as reported by the American Stock Exchange was $7.85.

         Certain Interests of Directors and Officers

                  In considering the recommendation of the Board of Directors with respect to the extension of the term of the Stock Option Plan, stockholders should be aware that the members of the Board of Directors and officers of the Company have certain interests which may present them with conflicts of interest in connection with such proposal. As discussed above, all current directors and officers of the Company are eligible to participate in the Stock Option Plan.

                  The Board of Directors recognizes that approval of the proposal to extend the term of the Stock Option Plan may benefit such individual directors and officers of the Company and their successors, but it believes that approval of the extension of the term of the Stock Option Plan will strengthen the Company's ability to continue to attract, motivate and retain certain qualified employees, directors and consultants. Furthermore, the Board of Directors believes that such approval will advance the interests of the Company and its stockholders by encouraging key employees, directors and consultants to make significant contributions to the long-term success of the Company. The Board of Directors believes that the extension of the term of the Stock Option Plan is in the best interests of the Company and its stockholders, and therefore, unanimously recommends a vote FOR the approval of the proposal to extend the termination date of the plan as amended from April 30, 2002 to April 30, 2003. In considering the foregoing recommendation of the Board of Directors, stockholders should be aware that the current members of the Board of Directors own as of April 6, 2001, in the aggregate, approximately 2.3% of the shares of the Company's issued and outstanding Common Stock, assuming full exercise of options and warrants exercisable by them within 60 days of the Record Date.

                  The Board of Directors recommends that stockholders vote "FOR" approval of an amendment to the Company's 1992 Incentive Stock Option Plan, as amended, to extend the termination date of the plan as so amended from April 30, 2002 to April 30, 2003.

                III. RATIFICATION OF THE APPOINTMENT OF AUDITORS

                  The Board of Directors, on the recommendation of the Audit Committee, has reappointed the firm of KPMG Hungaria Kft. ("KPMG") as independent auditors of the Company for the fiscal year ending December 31, 2001, subject to the ratification of the appointment by the Company's stockholders. The following summarizes the fees paid to KPMG for services rendered during fiscal 2000.

         Audit Fees

                  KPMG billed the Company approximately $260,000 in the aggregate for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the Company's quarterly financial statements for the fiscal year ended December 31, 2000.

         Financial Information Systems Design and Implementation Fees

                  KPMG  did  not  perform  any  services  for  the   Company  in
         connection with any of the Company's information systems, local area networks or the Company's computer hardware or software systems.

          All Other Fees

                  Other than the audit fees described above, KPMG billed the Company approximately $80,000 in the aggregate for services performed during the fiscal year ended December 31, 2000 relating generally to advise on various accounting and taxation issues and assisting in the preparation of certain individual Hungarian income tax returns.

                  The Audit Committee of the Company's Board of Directors has considered whether the rendering of such non-auditing services by KPMG is compatible with KPMG's independence.

         General

                  A representative of KPMG Hungaria Kft. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

                  The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG Hungaria Kft. as auditors of the Company for the fiscal year ending December 31, 2001.

                              STOCKHOLDER PROPOSALS

                  Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company's 2002 Proxy Statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 20, 2001. A shareholder proposal for the Company's 2002 Annual Meeting of Stockholders which is submitted outside the processes of Rule 14a-8 is considered untimely if the Company did not have notice of such proposal at least 45 days before the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders. For the Company's 2002 Annual Meeting of Stockholders, such date is February 25, 2002. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the Company's Proxy Statement.

                                 OTHER BUSINESS

                  The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                            EXPENSES OF SOLICITATION

                  The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them, and the Company may reimburse them for certain reasonable out-of-pocket expenses incurred by them in connection therewith.

                  By Order of the Board of Directors,


                  /s/Daryl A. Ferguson                 /s/Torben V. Holm

                  Daryl A. Ferguson                    Torben V. Holm
                  Chairman of the Board                Chairman of the Board

         April 9, 2001
         Darien, CT

                                                                      Appendix A
                       Hungarian Telephone and Cable Corp.

                             AUDIT COMMITTEE CHARTER

Status

The Audit Committee is a committee of the Board of Directors of Hungarian Telephone and Cable Corp. (the "Company").

Membership

The Committee shall consist of three or more directors all of whom in the judgment of the Board of Directors shall be independent. Each member shall have the ability to read and understand the Company's basic financial statements or shall at the time of appointment undertake training for that purpose. At lease one member of the Committee shall, in the judgment of the Board of Directors, have accounting or financial management expertise. Independence and financial ability is to be determined by the Board of Directors in its business judgement.

Statement of Policy

The Audit Committee shall provide assistance to the Company's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, any internal auditors, and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

o Review and recommend annually to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries. Among the Board of Directors, Audit Committee and the independent auditors, the independent auditors are ultimately accountable to the Board of Directors. The Board of Directors has the ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent auditors (or, if the independent auditors are approved by the stockholders, to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

o Receive from the independent auditors on a periodic basis, as required by Independence Standards, a written report delineating all relationships between the auditors and the Company and discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, and recommend that the Board of Directors take necessary action in response to this report to satisfy the Board of the independent auditors' independence. The Audit Committee is to be the Company's principal agent in monitoring this independence.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's internal auditor, if any, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements.

o Review the internal audit function of the Company, if any, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Receive prior to each meeting, a summary of findings from completed internal audits, if any, and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for the internal auditors, if any, and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the Company.

o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.

o The Committee shall prepare all reports concerning this Charter and the activities of the Committee required by regulations of the SEC or the American Stock Exchange ("AMEX"). The Company acknowledges that the Company and the Committee operate under regulations promulgated by the SEC and the AMEX.

Amendment

This Charter may be amended only by the affirmative vote of the Board of Directors.

                                                                      Appendix B

PROXY               HUNGARIAN TELEPHONE AND CABLE CORP.                    PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 21, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, revoking all prior proxies, hereby appoints DARYL A. FERGUSON and PETER T. NOONE, and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on May 21, 2001, at 11:00 a.m. local time, at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017, or at any adjournment or postponement thereof.

         Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

         The Board of Directors recommends a vote "FOR" all nominees for director, the amendment to the Stock Option Plan, and the ratification of the appointment of KPMG Hungaria Kft. To vote in accordance with the Board's recommendations, just sign on the reverse side; no boxes need to be marked. The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified as to any item or all items on a properly executed proxy, this proxy will be voted, with respect to such item(s), as follows: for the election of the Board nominees and for the listed proposals. If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

1. The election as directors of all nominees listed below to serve until the 2002 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

         INSTRUCTION: To withhold your vote for one or more individual nominees, mark "FOR ALL EXCEPT" and strike a line through the name(s) of such person(s) in the list below.

         OLE BERTRAM            SOREN ERIKSEN           DARYL A. FERGUSON

         TORBEN V. HOLM         JOHN B. RYAN            WILLIAM E. STARKEY

         LEONARD TOW

                  VOTE FOR ALL NOMINEES  |_|       WITHHOLD FOR ALL NOMINEES |_|

                  FOR ALL EXCEPT  |_|

2. To amend the Company's 1992 Incentive Stock Option Plan, as amended, to extend the termination date of the plan as so amended from April 30, 2002 to April 30, 2003;

                FOR  |_|         AGAINST  |_|               ABSTAIN  |_|

3. Ratification of the appointment of KPMG Hungaria Kft. as auditors of the Company for the fiscal year ending December 31, 2001.

               FOR  |_|         AGAINST  |_|               ABSTAIN  |_|

                                            The undersigned acknowledges receipt
                                            from  the  Company,   prior  to  the
                                            execution  of  this  proxy,  of  the
                                            Notice   of   Annual   Meeting   and
                                            accompanying     Proxy     Statement
                                            relating   to  the  Meeting  and  an
                                            Annual  Report to  Stockholders  for
                                            the fiscal year ended  December  31,
                                            2000.

                                            DATED:                 , 2001
                                                  -----------------


                                            ------------------------------------
                                                      Signature


                                            ------------------------------------
                                                      Signature

                                           Please  mark,  date  and sign as your
                                           name(s)  appear(s)  to the  left  and
                                           return in the enclosed  envelope.  If
                                           acting as an executor, administrator,
                                           trustee,  guardian,  etc., you should
                                           so  indicate  when  signing.  If  the
                                           signer is a corporation,  please sign
                                           the  full  corporate  name,  by  duly
                                           authorized  officer.  If  shares  are
                                           held jointly,  each shareholder named
                                           should sign.

                                                                      Appendix C


                       HUNGARIAN TELEPHONE AND CABLE CORP.

        1992 INCENTIVE STOCK OPTION PLAN, AS AMENDED AS OF MARCH 23, 2001

          1. Purpose. The purpose of the 1992 Incentive Stock Option Plan of Hungarian Telephone and Cable Corp. (the "Corporation") is to provide incentive to employees of the Corporation, to encourage employee proprietary interest in the Corporation, to encourage employees to remain in the employ of the Corporation, and to attract to the Corporation individuals of experience and ability to serve as employees, directors and consultants.

         2.  Definitions.

                  (a)  "Board"  shall  mean  the  Board  of   Directors  of  the
         Corporation.

                  (b) "Code" shall mean the Internal Revenue Code of 1986 as amended from time to time.

                  (c) "Common Stock" shall mean the $.001 par value Common stock of the Corporation.

                  (d) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (e) "Corporation" shall mean Hungarian Telephone and Cable Corp., a Delaware corporation, its parent or any of its subsidiaries.

                  (f) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                  (g) "Employee" shall mean an individual (who may be an officer or a director) employed by the Corporation (within the meaning of the Code section 3401 and the regulations thereunder).

                  (h) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Committee, at which an Option may be exercised.

                   (i) "Fair Market Value" of a share of Common Stock on any day shall mean the average of the daily closing prices for the prior twenty
         (20) trading days of a share of the Company's Common Stock on the American Stock Exchange, or, if the shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange or on the NASDAQ/NMS on which the shares are listed or admitted to trading, or if the shares are not listed or admitted to trading on any such exchange or on the NASDAQ/NMS, the mean between the closing high bid and low asked quotations with respect to a share on such dates on the National Association of Securities Dealers, Inc. Automated Quotations System, or any similar system then in use, or if no such quotations are available, the fair market value on such date of a share as the Committee shall determine.

                  (j) "Incentive Stock Option" shall mean an Option described in Code section 422(b).

                  (k) "Nonstatutory Stock Option" or a "Non-Qualified Stock Option" shall mean an Option not described in Code sections 422(b) or 423(b).

                  (l) "Option" shall mean a stock option granted pursuant to the Plan.

                  (m) "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

                  (n) "Optionee" shall mean an Employee to whom an option has been granted.

                  (o) "Plan" shall mean this Hungarian Telephone and Cable Corp. 1992 Incentive Stock Option Plan.

                  (p) "Share" shall mean one Share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

                  (q)  "Subsidiary"   shall  mean  those   subsidiaries  of  the
         Corporation as defined in section 424(f) of the code.

         3.  Effective  Date.    This   Plan   was  approved  by  the  Board and
Shareholders effective April 30, 1992.

         4. Administration. The Plan shall be administered by the Board of Directors or by the Stock Option Committee (the "Committee") appointed by the Board, consisting of not less than two members thereof. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

                  The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time at its discretion make determinations with respect to Employees who shall be granted Options, the number of Shares to be optioned to each and the designation of such Options as Incentive Stock Options or Nonstatutory Stock Options.

                  The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted thereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

         5. Eligibility. Optionees shall be such key Employees (who may be officers, whether or not they are directors), or directors or consultants of the Corporation who perform services of special importance to the management, operation and development of the business of the Corporation as the Committee shall select, but subject to the terms and conditions set forth below.

                  (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

                  (b) For purposes of Section 5(a), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (c) Nothing in the Plan or any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the employment relationship at any time, with or without cause.

         6. Stock. The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued under Options exercised under this Plan shall not exceed 1,250,000. The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. In the event that any Option outstanding under the Plan expires for any reason or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

                  The limitations established by this Section 6 shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 10 hereof.

         7. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written agreements in such form as the Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

                  (a) Date of Grant. Each option shall specify its effective date (the "date of grant"), which shall be the date specified by the Board or the Committee, as the case may be, in its action relating to the grant of the Option.

                  (b) Optionee's Agreement. Each Optionee shall agree to remain in the employ of and to render to the Corporation his or her services for a period of one (1) year from the date of the granting of the Option, but such agreement shall not impose upon the Corporation any obligation to retain the Optionee in their employ for any period.

                  (c) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

                  (d) Exercise Price and Consideration.

                           (i) The per Share  exercise  price  under each Option
                  shall be such price as is determined by the Board, subject to the following:

                           a)  In the case of an Incentive Stock Option

                                    i) granted to an  Employee  who, at the time
                  of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per share on the date of grant.

                                    ii) granted to any other  Employee,  the per
                  Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                           b) In the case of a  Non-Qualified  Stock  Option the
                  per Share exercise price may be less than, equal to, or greater than the fair market value per Share on the date of grant.

                         (ii) The fair  market  value  per  Share  shall  be the
                  average  of the  daily  closing  prices  for the prior  twenty
                  (20) trading days of a share of the Company's Common Stock on the American Stock Exchange, or, if the shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange or on the NASDAQ/NMS on which the shares are listed or admitted to trading, or if the shares are not listed or admitted to trading on any such exchange or on the NASDAQ/NMS, the mean between the closing high bid and low asked quotations with respect to a share on such dates on the National Association of Securities Dealers, Inc. Automated Quotations System, or any similar system then in use, or if no such quotations are available, the fair market value on such date of a share as the Committee shall determine.

                  (e) Medium and Time Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that, with the consent of the Committee, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the option and having a Fair Market Value on the date of exercise equal to the Purchase Price or in any combination of cash and Shares, so long as the total of the cash so paid and the Fair Market Value of the Shares surrendered equals the Purchase Price. No Share shall be issued until full payment therefore has been made.

                  (f) Term and Exercise of Options; Nontransferability of Options. Each Option shall state the time or times when it becomes exercisable. No option shall be exercisable after the expiration of ten
         (10) years from the date it is granted. During the lifetime of the Optionee, an Incentive Stock Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, no Incentive Stock Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution. No Nonqualified Option granted under the Plan shall be transferable other than by will or the laws of descent or distribution except pursuant to a domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder and except that, with the consent of the Committee acting in its sole discretion, an Optionee may transfer (a "Family Member Transfer") a Nonqualified Option to (i) a member of the Optionee's immediate family (which for the purposes of the Plan shall have the same meaning as defined in Rule 16a-1 promulgated under the Securities Exchange Act); (ii) a trust (the "Family Trust") the beneficiaries of which consist exclusively of members of the Optionee's immediate family; and (iii) a partnership, limited partnership or other limited liability entity ("Family Entity") the members of which consist exclusively of members of the Optionee's immediate family or a Family Trust; provided that no consideration is paid for the transfer and that each Family Member Transferee execute an instrument agreeing to be bound by the provisions of the Plan and the restrictions as to its transferability of the Non-Qualified Option. During the lifetime of an Optionee, a Nonqualified Option shall be exercisable only by the Optionee or his or her Family Transferee. A ("Family Transferee") is a transferee that is a Family Trust, Family Entity or a member of the immediate family of an Optionee.

                  (g) Termination of Employment Except Death. In the event that an Optionee shall cease to be employed by the Corporation for any reason other than his or her death, such Optionee (or permitted Family Transferee in the case of a Nonqualified Option) shall have the right, subject to the restrictions of Subsection (f) hereof, to exercise the Option at any time within the earlier of (x) the original expiration date of the Option or (y) three (3) months after such termination of employment in the case of an Incentive Stock Option and eighteen (18) months after such termination of employment in the case of a Nonstatutory or Non-Qualified Stock Option, (twelve (12) months if termination was due to Disability in the case of an Incentive Stock Option), to the extent that, on the day preceding the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement pursuant to which such Option was granted, and had not previously been exercised.

                  For this purpose, the employment relationship will be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee, in accordance with rules and regulations construing Code section 422(a)(2)). Notwithstanding the foregoing, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                  (h) Death if Optionee. If the Optionee shall die while in the employ of the Corporation and shall not have fully exercised the Option, an Option may be exercised in full, subject to the restrictions of Subsection (f) hereof, to the extent it had not previously been exercised, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance or by a permitted Family Transferee (in the case of a Non-Qualified Option).

                  If the Optionee shall die following the termination of his employment with the Company and such death shall occur prior to the earlier of (x) the original expiration date of the option or (y) three
         (3) months following the termination of employment in the case of an Incentive Stock Option, and (18) months following the termination of employment in the case of a Nonstatutory or Non-Qualified Stock Option, and such Option shall not have been fully exercised, an Option may be exercised (subject to the limitations on exercisability set forth in Subsection (f) hereof) to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance or by a permitted Family Transferee (in the case of a Non-Qualified Option).

                  (i) Rights as a Stockholder. An Optionee or a permitted transferee of an Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10.

                  (j) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised and subject to the provisions of paragraph 7(d) above) for the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                  (k) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

         8.  Limitation on Annual Awards.

                  General Rule. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

         9. Term of Plan. Options may be granted pursuant to the Plan until the termination of the Plan on April 30, 2002.

         10. Recapitalization. Subject to any required action by the stockholders, the number of Shares covered by this Plan as provided in Section 6, the number of Shares covered by each outstanding Option, and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, stock split, or the payment of a stock dividend.

                  Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation shall otherwise provide, provided that each Optionee shall in such event, if a period of one (1) year from the date of the grant of the Option shall have elapsed, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise the Option in whole or in part, subject to limitations on exercisability under Section 7(k) hereof.

                  In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                  To the extent that the foregoing adjustments related to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                  Except as hereinbefore expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

                  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         11. Securities Law Requirements. No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal Law has been satisfied.

         12. Amendment of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall:

                  (a) Increase the number of Shares issuable pursuant to the Plan; or

                  (b)  Change   the   requirements   as   to   eligibility   for
         participation in the Plan.

                  (c) Materially increase benefits accruing to participants under the Plan.

         13. Application of Funds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

         14. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.